Execution Copy


                            8,000,000 Ordinary Shares

                     SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.

                             UNDERWRITING AGREEMENT



                                                                   July 17, 2003



BEAR, STEARNS & CO. INC.
UBS Securities LLC
A.G. Edwards & Sons, Inc.
Keefe, Bruyette & Woods, Inc.
Putnam Lovell NBF Securities Inc.
  as representatives of the
  several Underwriters named in
  Schedule I attached hereto (the "Representatives")
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York  10179

Ladies and Gentlemen:

          Scottish Annuity & Life Holdings, Ltd., an exempted company limited by shares organized and existing under the laws of the Cayman Islands (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 8,000,000 shares (the "Firm Shares") of its ordinary shares, par value US$0.01 per share (the "Ordinary Shares") and for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, up to an additional 1,050,000 shares (the "Additional Shares") of Ordinary Shares. The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the "Shares." The Shares are more fully described in the Registration Statement referred to below. Bear, Stearns & Co. Inc. ("Bear Stearns") and UBS Securities LLC ("UBS") are acting as lead managers (the "Lead Managers") in connection with the offering and sale of the Shares contemplated herein (the "Offering").

          1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:

               (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-104545), and amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the "Securities Act"), relating to the registration of certain securities (the "Shelf Securities") of the Company to be sold from time to time by the Company. Such registration statement, as so amended (including post-effective amendments, if any), has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. The registration statement, as amended at the time it became effective, is hereinafter referred to as the "Registration Statement." If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional shares of Ordinary Shares (a "Rule 462(b) Registration Statement"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which became effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Shares have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. No stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, threatened by the Commission. The Company, if required by the Securities Act and rules and regulations of the Commission (together, the "Rules and Regulations"), proposes to file a prospectus supplement with the Commission pursuant to Rule 424(b) of the Rules and Regulations. The prospectus supplement specifically relating to the Ordinary Shares, in the form in which it is to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations (the "Prospectus Supplement"), along with the basic prospectus included in the Registration Statement at the time it became effective (the "Basic Prospectus"), is hereinafter referred to as the "Prospectus," except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the offering and sale of the Shares (the "Offering") which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus supplement or prospectus supplement subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act specifically relating to the Ordinary Shares together with the Basic Prospectus is hereafter called a "Preliminary Prospectus." Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") on or before the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference and (ii) any such document so filed. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, the Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

               (b) At the time of the effectiveness of the Registration Statement, any 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act was or is filed and at the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact and did not or will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus or any related Preliminary Prospectus in light of the circumstances under which they were made, not misleading. When any related Preliminary Prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the Rules and Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations and the Exchange Act and the respective rules and regulations thereunder and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Managers specifically for use therein. The parties acknowledge and agree that the information provided by or on behalf of any Underwriter consists solely of paragraphs 3, 12, 13 and 14 under the caption "Underwriting" in the Prospectus.

               (c) Ernst & Young LLP, who have certified the financial statements and supporting schedules of the Company included or incorporated in the Registration Statement, are independent public accountants as required by the Securities Act, the Exchange Act and the Rules and Regulations.

               (d) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, the Company has not paid any dividends on its Ordinary Shares and there has been no material adverse change or any development involving a prospective material adverse change on (i) the business, prospects, properties, operations, condition (financial or other), stockholders' equity or results of operations of the Company and each subsidiary of the Company (each, a "Subsidiary" and together, the "Subsidiaries"), taken as a whole; (ii) the Ordinary Shares or long-term debt of the Company; (iii) the Offering; or (iv) the consummation of the transactions contemplated by this Agreement or the Company's performance of its obligations hereunder (a "Material Adverse Change" or "Material Adverse Effect"), whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet presented in the Registration Statement and the Prospectus, neither the Company nor any of the Subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, or entered into any transactions which are material to the Company and the Subsidiaries taken as a whole, except for liabilities or obligations which are reflected in the Registration Statement and the Prospectus.

               (e) The Company has the corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement, the Registration Statement and the Prospectus. This Agreement and the transactions contemplated by this Agreement, the Registration Statement and the Prospectus have been duly and validly authorized by the Company. This Agreement has been duly and validly executed and delivered by the Company.

               (f) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or their respective properties or assets may be bound or
(ii) violate or conflict with any provision of the memorandum of association, articles of association, certificate or articles of incorporation, charter, by-laws or other organizational documents of the Company or any of the Subsidiaries or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties, operations or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties or assets is required to be made or obtained by the Company for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, by the Registration Statement and by the Prospectus, including the issuance, sale and delivery of the Shares to be issued, sold and delivered by the Company hereunder, except (A) the registration under the Securities Act of the Shares, which has become effective, and (B) such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities, Blue Sky or insurance securities laws or the rules of the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Shares by the Underwriters.

               (g) The Company has the authorized capitalization set forth in the Prospectus and all of the issued Ordinary Shares of the Company have been duly and validly authorized and issued in compliance with all applicable state, federal and foreign securities laws, are fully paid and non-assessable and were not issued in violation of or subject to any preemptive or similar rights that entitle or will entitle any person to acquire any Shares or any security convertible, exchangeable or exercisable into Shares from the Company upon issuance or sale by the Company of Shares in the Offering, except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement; the Shares to be delivered on the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), have been duly and validly authorized and, when delivered by the Company in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable and will have been issued in compliance with all applicable state, federal and foreign securities laws and will not have been issued in violation of or subject to any preemptive or similar rights that entitle or will entitle any person to acquire any Shares from the Company upon issuance thereof by the Company; and all of the issued shares of capital stock of each of its Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; the Ordinary Shares, the Firm Shares and the Additional Shares conform to the descriptions thereof contained or incorporated by reference in the Registration Statement and the Prospectus.

               (h) The only subsidiaries (as defined in Rule 405 of the Securities Act) of the Company are those listed on Schedule III attached hereto. Each of the Company and the Subsidiaries has been duly organized and is validly existing as a corporation or a company limited by shares in good standing under the laws of its jurisdiction of incorporation. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a Material Adverse Effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and the Subsidiaries taken as a whole. Each of the Company and the Subsidiaries has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits (collectively, the "Consents") of and from all public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, with such exceptions as would not have, individually or in the aggregate a Material Adverse Effect. No Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.

               (i) Each of the Company and the Subsidiaries which is engaged in the business of insurance or reinsurance (each, an "Insurance Subsidiary" and together, the "Insurance Subsidiaries") holds such insurance license, certificates and permits from governmental authorities (including, without limitation, from the insurance regulatory agencies of the various jurisdictions where it conducts business) (the "Insurance Licenses") as are necessary to the conduct of its business as described in the Prospectus; the Company and each Insurance Subsidiary have fulfilled and performed all obligations necessary to maintain the Insurance Licenses; there is no pending or, to the knowledge of the Company after due inquiry, threatened action, suit, proceeding or investigation that could reasonably be expected to result in the revocation, termination or suspension of any Insurance License; and no insurance regulatory agency or body has issued, or to our knowledge, commenced any proceeding for the issuance of, any order or decree impairing, restricting or prohibiting the payment of dividends or the making of any loan by any Subsidiary to its parent, which would have, individually or in the aggregate, a Material Adverse Effect.

               (j) All reinsurance treaties and arrangements to which the Company or any Subsidiary is a party as a cedant are in full force and effect; neither the Company nor any Subsidiary is in material violation of or in material default in the performance, observance or fulfillment of any obligation, agreement, covenant or condition contained therein; neither the Company nor any Subsidiary has received any notice from any of the other parties to such treaties or arrangements that such other party intends not to perform such treaty; and, to the best knowledge of the Company and the Subsidiaries, the Company and the Subsidiaries have no reason to believe that any of the other parties to such treaties or arrangements will be unable to perform such treaty or arrangement except to the extent adequately and properly reserved for in the consolidated financial statements of the Company included in the Prospectus.

               (k) The 2002 statutory annual statements of each of the Insurance Subsidiaries required to prepare such statements and the statutory balance sheets and income statements included in such statutory annual statements together with related schedules and notes, have been prepared, in all material respects, in conformity with statutory accounting principles or practices required or permitted by the appropriate insurance department of the jurisdiction of domicile of each such Insurance Subsidiary, and such statutory accounting practices have been applied on a consistent basis throughout the periods involved, except as may otherwise be indicated therein or in the notes thereto, and present fairly, in all material respects, the statutory financial position of the Insurance Subsidiaries as of the dates thereof, and the statutory basis results of operations of the Insurance Subsidiaries for the periods covered thereby.

               (l) The Company and the Insurance Subsidiaries have made no material changes in their insurance reserving practices since December 31, 2001, except where such change in such insurance reserving practices would not reasonably be expected to have a Material Adverse Effect.

               (m) The Company is not aware of any threatened or pending downgrading of any Insurance Subsidiary's financial strength rating from A.M. Best Company, Inc., Standard & Poor's Rating Services, Inc., Moody's Investor Services or Fitch Ratings (collectively, the "Rating Agencies").

               (n) Except as described in the Registration Statement and the Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation, or arbitration, including routine litigation, to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject which, individually or in the aggregate, if determined adversely to the Company or any of the Subsidiaries, is reasonably likely to have a Material Adverse Effect, and to the best of the Company's knowledge, no such proceeding is threatened or contemplated by governmental authorities or threatened or contemplated by others.

               (o) Neither the Company nor its Subsidiaries nor to the Company's knowledge, any of its affiliates has taken, nor will any of them take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Ordinary Shares to facilitate the sale or resale of the Shares.

               (p) Except for the Subsidiaries or as otherwise set forth in the Prospectus, the Company owns no capital stock, ordinary shares or other beneficial interest, directly or indirectly, in any corporation, partnership, joint venture or other business entity.

               (q) The financial statements of the Company, including the notes thereto, and supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the financial position of the Company and its consolidated subsidiaries and the other entities for which financial statements are included in the Registration Statement and the Prospectus as of the dates indicated and condition and results of operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("GAAP") in all material respects applied on a consistent basis throughout the periods involved; and the supporting schedules included in the Registration Statement present fairly in all material respects the information required to be stated therein. No other financial statements or supporting schedules are required to be included in the Registration Statement or Prospectus. The other financial and statistical information and data relating to the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus present fairly in all material respects the information included therein and have been prepared on a basis consistent with that of the financial statements included or incorporated by reference in the Registration Statement and the Prospectus and the books and records of the respective entities presented therein.

               (r) Except as disclosed in the Registration Statement and Prospectus, no holder of securities of the Company has any rights to the registration of securities of the Company because of the filing of the Registration Statement or otherwise in connection with the sale of the Shares contemplated hereby, and any such rights so disclosed have been effectively waived by the holders thereof.

               (s) The Company is not, and upon consummation of the transactions contemplated hereby, and at all times up to and including the application of net proceeds as described in the Prospectus, will not be, subject to registration as an "investment company" under the Investment Company Act of 1940.

               (t) Any real property and buildings held under lease or sublease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries. Neither the Company nor any of the Subsidiaries has received any notice of any claim adverse to their ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any of the Subsidiaries.

               (u) The Company and each of the Subsidiaries have accurately prepared and timely filed all federal, state and other tax returns that are required to be filed by each of them and have paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company and each of the Subsidiaries are obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return), except in any case where the failure to file any such return or to make any such provision, individually or in the aggregate, would not have a Material Adverse

Effect. No deficiency assessment with respect to a proposed adjustment of the Company's or any of the Subsidiaries' federal, state, or other taxes is pending or, to the best of the Company's knowledge, threatened. There is no tax lien, whether imposed by any federal, state, or other taxing authority, outstanding against the assets, properties or business of the Company or any of the Subsidiaries.

               (v) As of the date hereof and on the Closing Date, the Company and its Subsidiaries expect to engage predominantly in traditional insurance and reinsurance activities that involve substantial transfer of insurance or annuity risks, and intend to operate in a manner that they will not (1) engage in certain nontraditional insurance or reinsurance activities that do not involve a sufficient amount of risk transfer or (2) maintain financial reserves in excess of the reasonable needs of the insurance business of the Company and its Subsidiaries, either of which would cause the insurance company exception to the passive foreign investment company rules described in Section 1297 of the Internal Revenue Code of 1986, as amended from time to time (the "Code") not to apply to the Company or its Subsidiaries.

               (w) The Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act and the outstanding Ordinary Shares (including the Shares) are listed on the New York Stock Exchange (the "NYSE"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act or de-listing the Ordinary Shares from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.

               (x) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

               (y) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all respects with the requirements of the Securities Act, the Exchange Act, the Rules and Regulations and the rules and regulations of the Commission under the Exchange Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, did not and, at the Closing Date, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (z) Except as disclosed in the Registration Statement and Prospectus, the Company and the Subsidiaries have no (i) significant deficiencies in the design or operation of internal controls which could adversely affect their ability to record, process, summarize and report financial data and have identified for Ernst & Young LLP any material weaknesses in internal controls; (ii) instances of fraud, whether or not material, that involve management or other employees who have a significant role in their internal controls; or (iii) significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to March 31, 2003, including any corrective actions with regard to significant deficiencies and material weaknesses.

               (aa) No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, stockholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement or the Prospectus which is not so described and described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement and the Prospectus. The Company has not, in violation of Section 13(k) of the Exchange Act, directly or indirectly, including through a Subsidiary (other than as permitted under such section for depositary institutions), extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

               (bb) The audit committee of the Company's Board of Directors complies with the current independence requirements of the NYSE, applicable to the Company.

               (cc) Except as disclosed in the Registration Statement and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement, the Registration Statement and the Prospectus or, to the Company's knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, employees or Subsidiaries that may affect the Underwriters' compensation as determined by the NASD.

               (dd) Neither the Company, any Subsidiary nor, to the Company's knowledge, any of its employees or agents has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.

               (ee) There are no contracts or other documents (including, without limitation, any voting agreement), which are required to be described in the Prospectus or filed as exhibits to the Registration Statement or the Prospectus by the

Securities Act or by the Rules and Regulations and which have not been so described or filed.

               (ff) Neither the Company nor any of the Subsidiaries (i) is in violation of its memorandum of association, articles of association, certificate or articles of incorporation, charter or by-laws, (ii) is in default (and no event has occurred which, with notice or lapse of time or both, would constitute such a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any statute or any judgment, decree, order, rule or regulation of any court or governmental or regulatory agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties or assets, except in the case of (iii), any violation or default that would not have a Material Adverse Effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and the Subsidiaries taken as a whole.

               (gg) Each of the Company and the Subsidiaries owns or possesses adequate right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses as being conducted and as described in the Registration Statement and Prospectus and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such right of others, which claim, if the subject of an unfavorable decision, ruling or judgment, could reasonably be expected to result in a Material Adverse Effect. To the best of the Company's knowledge, all material technical information developed by and belonging to the Company which has not been patented has been kept confidential. Neither the Company nor any of its Subsidiaries has granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the current products and services of the Company or those products and services described in the Registration Statement and Prospectus.

               (hh) No labor disturbance by the employees of the Company or any of the Subsidiaries exists or, to the best of the Company's knowledge, is imminent which might be expected to have a Material Adverse Effect.

               (ii) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Code, or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan of the Company or any of its Subsidiaries which could have a Material Adverse Effect; each employee benefit plan of the Company or any of its Subsidiaries is in compliance in all material respects with applicable law; including ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any "pension plan" (as defined in ERISA); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

               (jj) The statistical and market-related data included in the Prospectus are based on or derived from sources which are reliable and accurate.

          2. Purchase, Sale and Delivery of the Shares.

               (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters and the Underwriters severally agree to purchase from the Company, at a purchase price per share of US$19.66, the number of Firm Shares set forth opposite the respective names of the Underwriters in Schedule I hereto plus any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 9 hereof.

               (b) Payment of the purchase price for, and delivery of certificates for, the Firm Shares shall be made at the office of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017 ("Underwriters' Counsel") or at such other place as shall be agreed upon by the Lead Managers and the Company, at 10:00 A.M., New York City time on the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) (unless postponed in accordance with the provisions of Section 9 hereof) following the date of this Agreement, or such other time not later than ten business days after such date as shall be agreed upon by the Lead Managers and the Company (such time and date of payment and delivery being herein called the "Closing Date").

               (c) Payment for the Firm Shares shall be made to or upon the order of the Company of the purchase price by wire transfer in Federal (same day) funds to the Company upon delivery of certificates for the Firm Shares to the Lead Managers through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters against receipt therefor signed by the Lead Managers. Certificates for the Shares to be delivered to the Lead Managers shall be registered in such name or names and shall be in such denominations as the Lead Managers may request at least two business days before the Closing Date. The Company will permit the Lead Managers to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

               (d) In addition, on the basis of the representations, warranties, covenants and agreements contained herein, but subject to the terms and conditions set forth herein, the Company hereby grants to the Underwriters the option to purchase up to 1,200,000 Additional Shares at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares as set forth in this Section 2, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time and from time to time, in whole or in part on one or more occasions, on or before the thirtieth day following the date of the Prospectus, by written notice by the Lead Managers to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by the Lead Managers, when the Additional Shares are to be delivered (such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Certificates for the Additional Shares shall be registered in such name or names and in such authorized denominations as the Lead Managers may request in writing at least two full business days prior to the Additional Closing Date. The Company will permit the Lead Managers to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

        The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same ratio to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 9 hereof) bears to the total number of Firm Shares, subject, however, to such adjustments to eliminate any fractional shares as the Lead Managers in their sole discretion shall make.

        Payment for the Additional Shares shall be made to or upon the order of the Company of the purchase price by wire transfer in Federal (same day) funds to the Company at the offices of Underwriters' Counsel, or such other location as may be mutually acceptable upon delivery of the certificates for the Additional Shares to you for the respective accounts of the Underwriters.

          3. Offering. Upon authorization of the release of the Firm Shares by the Lead Managers, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

          4. Covenants of the Company. The Company covenants and agrees with each of the Underwriters that:

               (a) The Registration Statement and any amendments thereto have become effective, and the Company will file the Prospectus pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to you of such timely filing.

          The Company will notify you immediately (and, if requested by the Lead Managers, will confirm such notice in writing) (i) when any post-effective Amendment to the Registration Statement becomes effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the Company's intention to file or prepare any amendments to the Registration Statement (including pursuant to rule 462(b)), the term sheet or any supplement, revision or amendment to the Registration Statement or the Prospectus, (iv) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, it being understood that the Company shall make every effort to avoid the issuance of any such stop order, (vi) of the receipt of any comments from the Commission, and (vii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b)) that differs from the Prospectus on file at the time of the effectiveness of the Registration Statement before or after the effective date of the Registration Statement, or file any document under the Exchange Act if such document would be deemed to be incorporated by reference into the Prospectus to which you shall object in writing after being timely furnished in advance a copy thereof. The Company will provide the Lead Managers with copies of all such amendments, filings and other documents a sufficient time prior to any filing or other publication thereof to permit the Lead Managers a reasonable opportunity to review and comment thereon.

               (b) The Company shall comply with the Securities Act and the Exchange Act to permit completion of the distribution as contemplated in this Agreement, Registration Statement and Prospectus. If at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act or the Exchange Act in connection with the sales of Shares, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the

Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement to comply with the Securities Act, the Exchange Act or the Rules and Regulations, or to file under the Exchange Act so as to comply therewith any document incorporated by reference in the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify you promptly and prepare and file with the Commission, subject to the second paragraph of Section 4(a) hereof, an appropriate amendment or supplement (in form and substance satisfactory to you) which will correct such statement or omission or which will effect such compliance and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

               (c) The Company will promptly deliver to each of the Underwriters and Underwriters' Counsel a signed copy of the Registration Statement, including all consents and exhibits filed therewith and all documents incorporated by reference therein and all amendments thereto, and the Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents incorporated by reference in the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as you may reasonably request. Prior to 10:00 A.M., New York time, on the business day next succeeding the date of this Agreement and from time to time thereafter the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request.

               (d) The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and
Section 5(b) of the Securities Act. The Company shall also furnish to each of the Underwriters copies of the Prospectus as requested by any of the Underwriters.

               (e) The Company will use its best efforts, in cooperation with you, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions as you may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

               (f) The Company will make generally available to its security holders and to the Underwriters as soon as practicable, but in any event not later than fifteen months after the end of the Company's fiscal quarter in which the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act) falls, an earnings statement of the Company and the Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

               (g) During the period of 90 days from the date of the Prospectus, the Company will not, directly or indirectly, without the Lead Managers' prior written consent, issue, sell, offer or agree to sell, grant any option for the sale of, pledge, make any short sale or maintain any short position, establish or maintain a "put equivalent position" (within the meaning of Rule 16-a-1(h) under the Exchange Act ), enter into any swap, derivative transaction or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares (whether any such transaction is to be settled by delivery of Ordinary Shares, other securities, cash or other consideration) or otherwise dispose of, any Ordinary Shares (or any securities convertible into, exercisable for or exchangeable for Ordinary Shares) or interest therein of the Company or of any of the Subsidiaries, and the Company will obtain the undertaking of each of its officers and directors and such of its shareholders as have been heretofore designated by you and listed on
Schedule II attached hereto not to engage in any of the aforementioned transactions on their own behalf, other than the Company's sale of Shares hereunder and the Company's issuance of Ordinary Shares upon (i) the exercise of warrants outstanding on the date hereof; (ii) the exercise of currently outstanding options; and (iii) the grant and exercise of options under, or the issuance and sale of shares pursuant to, employee stock option plans in effect on the date hereof. The Company will not without the Lead Managers' prior written consent file a registration statement under the Securities Act in connection with any transaction by the Company or any person that is prohibited pursuant to the foregoing, except for registration statements (x) on Form S-8 relating to employee benefit plans, (y) on Form S-4 relating to corporate reorganizations or other transactions under Rule 145 or (z) required to be filed pursuant to a registration rights agreement in effect prior to the date hereof.

               (h) During the period of three years from the effective date of the Registration Statement, the Company will furnish to you copies of all reports or other communications (financial or other) furnished to security holders (except to the extent available through the Commission's EDGAR System) or from time to time publicly disseminated, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial information to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission).

               (i) The Company will apply the net proceeds it receives from the sale of the Shares as set forth under the caption "Use of Proceeds" in the Prospectus.

               (j) The Company will use its best efforts to list the Shares on the NYSE.

               (k) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations thereunder.

               (l) The Company will not take directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

          5. Payment of Expenses. Whether or not the transactions contemplated in this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Company hereunder, including the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of duplicating and binding any Agreement among Underwriters, this Agreement, the blue sky memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state or foreign securities or blue sky laws as provided in Section 4(e) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the blue sky survey; (iv) all fees and expenses in connection with listing the Shares on the NYSE; (v) all travel expenses of the Company's officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares; (vi) any stock transfer taxes incurred in connection with this Agreement or the Offering; and (vii) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares. The Company also will pay or cause to be paid: (i) the cost of preparing stock certificates; (ii) the cost and charges of any transfer agent or registrar; and
(iii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 5. It is understood, however, that except as provided in this Section, and Sections 7, 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

          6. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 6 "Closing Date" shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 6 of any misstatement or omission, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

               (a) If a post-effective amendment to the Registration Statement is required to be filed under the Securities Act, such post-effective amendment shall have become effective and all necessary approvals from the NYSE shall have been received not later than 5:30 P.M., New York time, on the date of this Agreement or at such later time and date as shall have been consented to in writing by you; the Prospectus containing information relating to the description of the Shares and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

               (b) At the Closing Date, you shall have received the favorable written opinion of (i) LeBoeuf, Lamb, Greene & MacRae, L.L.P., United States counsel for the Company, (ii) Paul Goldean, Esq., General Counsel of the Company and (iii) Maples and Calder, Cayman Islands counsel for the Company, each dated the Closing Date and addressed to the Underwriters in the forms attached hereto as Annexes I(A), I(B) and II, respectively.

               (c) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be satisfactory in form and substance to the Lead Managers and to Underwriters' Counsel, and the Underwriters shall have received from said Underwriters' Counsel a favorable opinion, dated as of the Closing Date with respect to the issuance and sale of the Shares, the Registration Statement and the Prospectus and such other related matters as you may require, and the Company shall have furnished to Underwriters' Counsel such documents as they request for the purpose of enabling them to pass upon such matters.

               (d) At the Closing Date, you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date, to the effect that (i) the condition set forth in subsection
(a) of this Section 6 has been satisfied, (ii) as of the date hereof and as of the Closing Date the representations and warranties of the Company set forth in
Section 1 hereof are accurate, (iii) as of the Closing Date all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, (iv) except (A) as disclosed in the Registration Statement and Prospectus and (B) for such losses or interferences as would not result, individually or in the aggregate, in a Material Adverse Effect, the Company and the Subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and (v) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any Material Adverse Change in the capital stock or Ordinary Shares of the Company or any of the Subsidiaries or any change, or any development involving a prospective change, in the business, prospects, properties, operations, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries taken as a whole, except in each case as described in or contemplated by the Prospectus.

               (e) At the time this Agreement is executed and at the Closing Date, you shall have received a comfort letter, from Ernst & Young LLP, independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date addressed to the Underwriters and in form and substance satisfactory to the Underwriters and Underwriters' counsel.

               (f) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock, Ordinary Shares or long-term debt of the Company or any of the Subsidiaries or any other change (whether or not arising from transactions in the ordinary course of business), or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and the Subsidiaries taken as a whole, including, without limitation, the occurrence of a fire, flood, explosion or other calamity at any of the properties owned or leased by the Company or any of its Subsidiaries, the effect of which, in any such case described above, is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

               (g) You shall have received a duly executed lock-up agreement from each person who is a director or officer of the Company and each shareholder as shall have been heretofore designated by you and listed on
Schedule II hereto substantially in the form attached hereto as Annex III.

               (h) At the Closing Date, the Shares shall have been approved for listing on the NYSE.

               (i) The Company shall have complied with the provisions of
Section 4(c) hereof with respect to the furnishing of prospectuses.

               (j) The Company shall have furnished the Underwriters and Underwriters' Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

               (k) None of Company's Insurance Subsidiaries shall have been downgraded by any of the Rating Agencies nor have been put on credit watch with negative implications (or similar action) by any of the Rating Agencies.

               (l) At the Closing Date, the National Association of Securities Dealers, Inc. shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

               (m) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Shares.

          If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Lead Managers or to Underwriters' Counsel pursuant to this Section 6 shall not be in all material respects reasonably satisfactory in form and substance to the Lead Managers and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be cancelled by the Lead Managers at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by the Lead Managers at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

          7. Indemnification.

               (a) The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Lead Managers expressly for use therein. The parties agree that such information provided by or on behalf of any Underwriter through the Lead Managers consists solely of the material referred to in the last sentence of Section 1(b) hereof; provided, further, that the foregoing indemnity agreement with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter who failed to deliver a Prospectus (as then amended or supplemented, provided by the Company to the several Underwriters in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured, as determined by a court of competent jurisdiction in a decision not subject to further appeal, in such Prospectus and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including but not limited to other liability under this Agreement.

               (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of
Section 15 of the

Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Managers specifically for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares to be purchased by such Underwriter hereunder. The parties agree that such information provided by or on behalf of any Underwriter through the Lead Managers consists solely of the material referred to in the last sentence of Section 1(b) hereof. This indemnity will be in addition to any liability which any Underwriter may otherwise have, including but not limited to other liability under this Agreement.

               (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 7 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless
(i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this
Section 7 or Section 8 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment
(i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and
(ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

          8. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company and one or more of the Underwriters may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company and the Underwriters from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bears to (y) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 8, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses
(i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise. The obligations of the Underwriters to contribute pursuant to this

Section 8 are several in proportion to the respective number of Shares to be purchased by each of the Underwriters hereunder and not joint.

          9. Default by an Underwriter.

               (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made by you pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, the Firm Shares or Additional Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions which the numbers of Firm Shares set forth opposite their respective names in Schedule I hereto bear to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Lead Managers in their sole discretion shall make.

               (b) In the event that such default relates to more than 10% of the Firm Shares or Additional Shares, as the case may be, the Lead Managers may in their discretion arrange for themselves or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares or Additional Shares, as the case may be, to which such default relates on the terms contained herein. In the event that within five calendar days after such a default the Lead Managers do not arrange for the purchase of the Firm Shares or Additional Shares, as the case may be, to which such default relates as provided in this Section 9, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 5, 7, 8, 10 and 11(d)) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

               (c) In the event that the Firm Shares or Additional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Lead Managers or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

          10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters, and the Company contained in this Agreement or in certificates of officers of the Company or any Subsidiary submitted hereto or thereto, including the agreements contained in
Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Section 1 and the agreements contained in Sections 5, 7, 8, 10, 11(d), 14 and 15 hereof shall survive the termination of this Agreement, including termination pursuant to Section 9 or 11 hereof.

          11. Effective Date of Agreement; Termination.

               (a) This Agreement shall become effective, upon the execution of this Agreement. If either the public offering price or the purchase price per Share has not been agreed upon prior to 5:00 P.M., New York City time, on the fifth full business day after this Agreement shall have become effective, this Agreement shall thereupon terminate without liability to the Company or the Underwriters except as herein expressly provided.

               (b) The Lead Managers shall have the right to terminate this Agreement at any time prior to the Closing Date or to terminate the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if (A) any domestic or international event or act or occurrence has materially disrupted, or in the Lead Managers' opinion will in the immediate future materially disrupt, the market for the Company's securities or securities in general; or (B) if trading on the NYSE, the Nasdaq National Market (the "Nasdaq") or the American Stock Exchange shall have been suspended or been made subject to material limitation, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NYSE, the Nasdaq or the American Stock Exchange by the NYSE, the Nasdaq or the American Stock Exchange or by order of the Commission or any other governmental authority having jurisdiction; or (C) if a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (D) any downgrading shall have occurred in the Company's corporate credit rating or the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization" as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act or if any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities; or (E) (i) if there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or
(ii) if there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in
(A) or (E) in the Lead Managers' judgment makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus.

               (c) Any notice of termination pursuant to this Section 11 shall be in writing.

               (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to Section 9(b) or pursuant to Section 11(a)), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the Underwriters in connection herewith. If this Agreement shall be terminated pursuant to Section 6 (other than pursuant to Section 6(l)) or 11(b) hereof, then no party shall have any liability hereunder except for the Company's obligation to pay all out-of-pocket expenses of the Underwriters (including the fees and expenses of their counsel) incurred in connection with this Agreement.

          12. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

               (a) if sent to any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: Stephen Parish, Senior Managing Director, Equity Capital Markets and to UBS Securities LLC, 299 Park Avenue, New York, NY 10171, New York, New York, Attention: Michelle Bereaux with a copy to Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York, 10017, Attention: Gary I. Horowitz, Esq.

               (b) if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company at P.O. Box HM 2939, Crown House, Third Floor, 4 Par-la-Ville Road, Hamilton HM08, Bermuda, Attention: Paul Goldean, Esq., with a copy to LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West 55th Street, New York, New York, 10019, Attention: Stephen G. Rooney, Esq.;

provided, however, that any notice to an Underwriter pursuant to Section 7 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to the Lead Managers, which address will be supplied to any other party hereto by the Lead Managers upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

          13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters and the Company and the controlling persons, directors, officers, employees and agents referred to in Sections 7 and 8 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons, and officers and directors and their heirs and legal representatives, and it is not for the benefit of any other person, firm or corporation. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

          14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          15. Submission to Jurisdiction and Service of Process. (a) The Company irrevocably (a) submits to the jurisdiction of any court of the State of New York in New York County or the United States District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectus (each, a "Proceeding"), (b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum.

               (b) The Company agrees that service of all writs, process and summonses in any suit, action or proceeding brought in connection with this Agreement against the Company in any court of the State of New York or any United States Federal court, in each case, sitting in the Borough of Manhattan, City and State of New York, may be made upon CT Corporation System at 111 Eighth Avenue, New York, New York 10011, whom the Company irrevocably appoints as its authorized agent for service of process. The Company represents and warrants that CT Corporation System has agreed to act as the Company's agent for service of process. The Company agrees that such appointment shall be irrevocable until the irrevocable appointment by the Company of a successor in The City of New York as its authorized agent for such purpose and the acceptance of such appointment by such successor. The Company further agrees to take any and all action, including the filing of any and all documents and instruments that may be necessary to continue such appointment in full force and effect as aforesaid. If CT

Corporation System shall cease to act as the agent for service of process for the Company, the Company shall appoint without delay, another such agent and provide prompt written notice to Bear, Stearns & Co. Inc. of such appointment.

          16. Counterparts. This Agreement may be executed in any number of counterparts, each of which may be delivered by facsimile and shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

          17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          18. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

                            [signature page follows]

          If the foregoing correctly sets forth the understanding between you and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.



                                         Very truly yours,

                                         SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.


                                         By:   /s/ Paul Goldean
                                               ---------------------------------
                                               Name:  Paul Goldean
                                               Title: SVP, General Counsel


BEAR, STEARNS & CO. INC.


By:/s/ Stephen Parish
   --------------------------------------
     Name: Stephen Parish
      Title:

UBS SECURITIES LLC


By:/s/ Michelle Bereaux
   --------------------------------------
     Name: Michelle Bereaux
      Title: Managing Director



By:/s/ Ankur Kamalia
   --------------------------------------
     Name: Ankur Kamalia
      Title: Director

Accepted as of the date first above written

A.G. EDWARDS & SONS, INC.
KEEFE, BRUYETTE & WOODS, INC.
PUTNAM LOVELL NBF SECURITIES INC.

By:  BEAR, STEARNS & CO. INC.


By:/s/ Stephen Parish
   --------------------------------------
     Name: Stephen Parish
      Title:

UBS SECURITIES LLC


By:/s/ Michelle Bereaux
   --------------------------------------
     Name: Michelle Bereaux
      Title: Managing Director



By:/s/ Ankur Kamalia
   --------------------------------------
     Name: Ankur Kamalia
      Title: Director


On behalf of themselves and the other
Underwriters named in Schedule I hereto.

                                   SCHEDULE I


NAME OF UNDERWRITER                             NUMBER OF FIRM SHARES
                                                   TO BE PURCHASED


Bear, Stearns & Co. Inc. ................             3,209,251
UBS Securities LLC ......................             2,625,750
A.G. Edwards & Sons, Inc.................              648,333
Keefe, Bruyette & Woods, Inc.............              648,333
Putnam Lovell NBF Securities Inc. .......              648,333
Fox-Pitt, Kelton Inc.....................              110,000
Sandler O'Neill & Partners, L.P..........              110,000





          Total:.........................            8,000,000

                                   SCHEDULE II

             NAMES OF STOCKHOLDERS SUBJECT TO THE LOCK-UP PROVISION

Pacific Life Insurance Company
Michael Austin
G. William Caulfeild-Browne
Robert M. Chmely
Michael C. French
Paul Goldean
David Huntley
Lord Norman Lamont
Thomas A. McAvity, Jr.
J. Clay Moye
Elizabeth A. Murphy
Hazel R. O'Leary
Glenn S. Schafer
Oscar R. Scofield
Khanh T. Tran
Clifford J. Wagner
Scott E. Willkomm

                                  SCHEDULE III

                              LIST OF SUBSIDIARIES


Scottish Annuity & Life Insurance Company (Cayman) Ltd.

Scottish Annuity & Life Holdings (Bermuda) Limited

Scottish Annuity & Life Insurance Company (Bermuda) Limited

Scottish Holdings (Barbados), Ltd.

Scottish Holdings, Inc.

Scottish Annuity & Life International Insurance Company (Bermuda) Ltd.

Scottish Re (U.S.), Inc.

Scottish Re Intermediaries (Canada) Inc.

Scottish Re (Dublin) Limited

Scottish Solutions LLC

Tartan Wealth Management, Inc.

The Scottish Annuity Company (Cayman) Ltd.

World-Wide Holdings Limited

World-Wide Reassurance Company Limited

World-Wide Corporate Capital Limited

World-Wide Insurance PCC Limited






                                     III-1

                                     ANNEX I


                    Form of Opinion of Company's U.S. Counsel

(i) Scottish Re (U.S.), Inc., a Delaware corporation (the "Delaware Subsidiary"), is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with all requisite corporate power to own its properties and conduct its business as described in the Registration Statement and the Prospectus.

(ii) The Ordinary Shares currently outstanding are listed, and the Shares to be sold under the Underwriting Agreement to the Underwriters have been approved for listing, on the NYSE, subject to notice of issuance.

(iii) The issuance and sale of the Shares by the Company, the execution, delivery, and performance of the Underwriting Agreement, compliance by the Company with all provisions of the Underwriting Agreement and the consummation of the transactions contemplated hereby by the Company do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, any agreement or instrument that is expressed to be governed by New York law and filed (or incorporated by reference) as an exhibit to the Registration Statement.

(iv) No consent, approval, authorization, order, registration, filing, qualification, license or permit pursuant to U.S. Federal law, New York law, the Delaware General Corporation Law or the Delaware Insurance Code with any U.S. Federal, New York or Delaware court or any U.S. Federal, New York or Delaware public, governmental, or regulatory agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties or assets is required for the issuance, sale and delivery of the Shares, the execution, delivery and performance of the Underwriting Agreement or the consummation of the transactions contemplated hereby, except for (1) such as may be required under state securities or Blue Sky or insurance securities laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion), (2) such as have been made or obtained under the Securities Act and (3) such as are required by the National Association of Securities Dealers, Inc. (as to which such counsel need express no opinion).

(v) The Registration Statement and the Prospectus and any amendments thereof or supplements thereto (other than the financial statements and schedules and other financial data included or incorporated by reference therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations. To our actual knowledge, without due inquiry other than of the attorneys at this firm who have been involved in the preparation of the Registration Statement, all documents required by the Rules and Regulations to be filed in connection with, incorporated by reference, or described in the Registration Statement have been so filed, incorporated by reference or described. The documents filed under the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus or any amendment thereof or supplement thereto (other than the financial statements and schedules and other financial data included or incorporated by reference therein, as to which no opinion need be rendered) when they were filed with the Commission (or at the time they were amended, if applicable) complied as to form in all material respects with the Exchange Act and the Rules and Regulations of the Commission thereunder.

(vi) The statements in the Prospectus under the captions (A) "Risks Related to Taxation - Certain tax risks may affect our business", (B) "Risks Related to Taxation - We may be subject to U.S. federal income taxation", (C) "Risks Related to Taxation - U.S. persons who own our ordinary shares may be subject to U.S. federal income taxation on our undistributed earnings and may recognize ordinary income upon disposition of our ordinary shares", (D) "Risks Related to Taxation - U.S. tax-exempt organizations who own our ordinary shares may recognize unrelated business taxable income", (E) "Risks Related to Taxation - Change in U.S. tax laws may be retroactive and could subject us and/or U.S. persons who own our ordinary shares to U.S. income taxation on our undistributed earnings", (F) the first three paragraphs of "Tax Matters", (G) "Tax Matters - Taxation of Scottish Holdings and its Subsidiaries - United States" and (H) "Tax Matters - Taxation of Shareholders - United States - Taxation of U.S. Shareholders", insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

(vii) The statements in the Prospectus under the captions "Risks Related To This Offering - Our Articles of Association and applicable insurance laws make it difficult to effect a change of control; a large shareholder may have significant influence over potential change in control transactions" and "Risks Related To This Offering - Investors may have difficulties in suing or enforcing judgments against us in the United States", insofar as such statements constitute a summary of the U.S. Federal or Delaware legal matters referred to therein relating to the Delaware General Corporation Law or the Delaware Insurance Code, fairly present the information called for with respect to such legal matters.

(viii) The statements in the Company's annual report on Form 10-K, incorporated by reference into the Prospectus, under the heading "Business - Regulation" (other than statements appearing under the subcaptions, "Bermuda", "Cayman Islands", "Ireland", "United Kingdom", "Luxembourg" and "New

        Jurisdictions"), insofar as such statements constitute a summary of the U.S. Federal or Delaware legal matters referred to therein relating to the Delaware General Corporation Law or the Delaware Insurance Code, fairly present the information called for with respect to such legal matters.

(ix) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus and the Registration Statement, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

(x) The Registration Statement is effective under the Securities Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission. All filings required by Rule 424(b) of the Rules and Regulations with respect to the Registration Statement have been made.

In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, no facts have come to the attention of such counsel which would lead such counsel to believe that either the Registration Statement, at the time it became effective, or in the event of any amendment thereof made prior to the Closing Date, as of the date of such amendment, contained or incorporated by reference any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (including the documents incorporated by reference therein), as of its date (or in the event of any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial data included or incorporated by reference therein).

                                   ANNEX I(B)



                  Form of Opinion of Company's General Counsel


(i) Scottish Re (U.S.), Inc., a Delaware corporation (the "Delaware Subsidiary"), has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with all requisite corporate power and other necessary authority to own its properties and conduct its business as described in the Prospectus.

(ii) All of the issued shares of the Delaware Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable.

(iii) The Underwriting Agreement has been duly and validly authorized, executed and delivered by the Company.

(iv) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending with any U.S. Federal or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law or Delaware Insurance Code to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject which, if determined adversely to the Company or any of the Subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

(v) The issuance and sale of the Shares by the Company, the execution, delivery, and performance of the Underwriting Agreement, compliance by the Company with all provisions of the Underwriting Agreement and the consummation of the transactions contemplated hereby by the Company do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, any agreement or instrument filed (or incorporated by reference) as an exhibit to the Registration Statement.

(vi) No consent, approval, authorization, order, registration, filing, qualification, license or permit pursuant to U.S. Federal law, the Delaware General Corporation Law or the Delaware Insurance Code with any U.S. Federal or state court or any U.S. Federal or state public, governmental, or regulatory agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties or assets is required for the issuance, sale and delivery of the Shares, the execution, delivery and performance of the Underwriting Agreement or the consummation of the transactions contemplated hereby, except for (1) such as may be required under state securities or Blue Sky or insurance securities laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion), (2) such as have been made or obtained under the Securities Act and (3) such as are required by the National Association of Securities Dealers, Inc. (as to which such counsel need express no opinion).

(vii) The Delaware Subsidiary holds such Insurance Licenses, certificates and permits from governmental authorities which are necessary to the conduct of its business as described in the Registration Statement and Prospectus; to the best knowledge of such counsel, there is no pending or threatened action, suit, proceeding or threatened action, suit, proceeding or investigation that could reasonably be expected to result in the revocation, termination or suspension of any Insurance License; and to the knowledge of such counsel, no Delaware insurance regulatory agency or body has issued, or commenced any proceeding for the issuance of, any order or decree impairing, restricting or prohibiting the payment of dividends by the Delaware Subsidiary to its parent.

In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, no facts have come to the attention of such counsel which would lead such counsel to believe that either the Registration Statement, at the time it became effective, or in the event of any amendment thereof made prior to the Closing Date, as of the date of such amendment, contained or incorporated by reference any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (including the documents incorporated by reference therein), as of its date (or in the event of any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial data included or incorporated by reference therein).

                                    ANNEX II

               Form of Opinion of Company's Cayman Island Counsel

(i) The Company has been duly incorporated as an exempted company with limited liability and is validly existing and in good standing under the laws of the Cayman Islands. The Company has full corporate power and authority as a matter of Cayman Islands law to own its properties and conduct its business as described in the section entitled "Business" in the Registration Statement and Prospectus.

(ii) The Company has full right, power and authority under its Memorandum and Articles of Association to enter into, execute, deliver and perform its obligations under the Underwriting Agreement and to issue the Shares.

(iii) The execution and delivery of the Underwriting Agreement and the performance by the Company of its obligations thereunder and the issue of the Shares do not violate or conflict with or result in a breach of any of the terms or provisions of the Memorandum and Articles of Association of the Company or any law, public rule or regulation or, as far as we are aware, any publicly available judgment, decree or order applicable to the Company in the Cayman Islands currently in force.

(iv) The execution, delivery and performance of the Underwriting Agreement has been authorized by and on behalf of the Company and no further steps need to be taken by and on behalf of the Company to authorize the execution, delivery and performance of the Underwriting Agreement and, assuming the Underwriting Agreement has been delivered, the Underwriting Agreement has been duly and validly executed and delivered on behalf of the Company and constitutes the legal, valid and binding obligations of the Company enforceable in accordance with its terms.

(v) No authorizations, consents, approvals, licenses, validations, orders, registrations, filings, qualifications, permits or exemptions are required by law from any governmental authorities or agencies or other official bodies in the Cayman Islands in connection with the execution, creation or delivery of the Underwriting Agreement or the issue, sale and delivery of the Shares; subject to the payment of the appropriate stamp duty, enforcement of the Underwriting Agreement; or the execution, delivery and performance by the Company of its obligations under the Underwriting Agreement.

(vi) No taxes, fees or charges (other than stamp duty) are payable (either by direct assessment or withholding) to the government or other taxing authority in the Cayman Islands under the laws of the Cayman Islands in respect of: the execution or delivery of the Underwriting Agreement; the enforcement of the Underwriting Agreement; or payments made under, or pursuant to, the Underwriting Agreement. The Cayman Islands currently have no form of income, corporate or capital gains tax and no estate duty, inheritance tax or gift tax.

(vii) None of the parties to the Underwriting Agreement (other than the Company) will be deemed to be resident, domiciled or carrying on business in the Cayman Islands merely as a consequence of entering into the Underwriting Agreement.

(viii) The courts of the Cayman Islands will observe and give effect to the choice of New York law as the governing law of the Underwriting Agreement.

(ix) At the date hereof, to the best of such counsel's knowledge and belief, there are no claims or assessments which this firm is handling in respect of the Company and, based solely on our inspection of the Register of Writs and Other Originating process in the Grand Court of the Cayman Islands from 12th November, 1998, there were no actions, petitions or other legal proceedings pending against the Company in the courts of the Cayman Islands as at close of business in the Cayman Islands on July __, 2003.

(x) Although there is no statutory enforcement in the Cayman Islands of judgments obtained in New York, the courts of the Cayman Islands will recognize a foreign judgment as the basis for a claim at common law in the Cayman Islands provided such judgment (A) is given by a competent foreign court; (B) imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given; (C) is final; (D) is not in respect of taxes, a fine or a penalty; and (E) was not obtained in a manner and is not of a kind the enforcement of which is contrary to the public policy of the Cayman Islands.

(xi) It is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of the Underwriting Agreement that any document be filed, notarized, registered, recorded or enrolled with any governmental authority or agency or any official body in the Cayman Islands.

(xii) The authorized share capital of the Company is [US$1,500,000] comprising [100,000,000] Ordinary Shares and [50,000,000] preferred shares of US$0.01 par value each, as set forth in the Registration Statement and the Prospectus. The issue of [20,144,956] Ordinary Shares stated in the Prospectus to have been issued has been duly authorized by the Company. The issue of the Shares has been duly authorized by the Company and, assuming that the subscription monies therefor have been duly paid to the Company in full by the Underwriters in accordance with the provisions of the Underwriting Agreement, the Shares will be duly issued as fully paid and non-assessable shares.

(xiii) The statements made in the Prospectus under "Prospectus Summary", "Risk Factors", "The Offering", "Market Prices and Dividends",
        "Capitalization", "Tax Matters - Cayman Islands" and "Tax Matters - Taxation of Shareholders - Cayman Islands" and the statements made in
        Item 15 of Part II of the Registration

        Statement are accurate in so far as such statements are summaries of Cayman Islands law. The statements made in the Basic Prospectus, in so far as such statements purport to summarize certain provisions of the Memorandum and Articles of Association of the Company in relation to the Ordinary Shares or insofar as such statements constitute a summary of provisions of Cayman Islands law in relation to the Ordinary Shares, provide a fair summary of such provisions or such Cayman Islands legal matters. The statements in the Company's annual report on Form 10-K, incorporated by reference into the Prospectus, under the heading "Business" are accurate in so far as such statements are summaries of Cayman Islands law. The Ordinary Shares, the Firm Shares and the Additional Shares conform to the descriptions thereof contained or incorporated by reference in the Registration Statement and the Prospectus.

(xiv) The submission by the Company in the Underwriting Agreement to the jurisdiction of any Federal or state court in the State of New York is legal, valid and binding upon the Company. The appointment of CT Corporation System as the Company's agent to receive service of process in any suit, action or proceedings effected in the manner set forth in
        Section 15 of the Underwriting Agreement is a legal, valid and binding appointment.

(xv) Assuming that the Company is entitled to do so as a matter of New York law, such counsel is not aware of any Cayman Islands law which would prohibit the Company from (i) waiving any objection to the laying of the venue in any court in the State of New York, County of New York or (ii) agreeing not to make any pleading or claim that any action, suit or proceeding commenced pursuant to Section 15 of the Underwriting Agreement in any Federal or state court in the State of New York, County of New York has been brought in an inconvenient forum.

(xvi) Assuming that an Underwriter does not otherwise carry on business in the Cayman Islands, it is not necessary under the laws of the Cayman Islands that an Underwriter be authorized, licensed or qualified to carry on business in the Cayman Islands for the purposes of the entry into, execution, delivery, performance or enforcement of the Underwriting Agreement.

(xvii) The Underwriters will not become subject to any income, franchise or other tax imposed by a governmental authority of the Cayman Islands solely by reason of the execution, delivery and performance of the Underwriting Agreement and, subject to paragraph (vi) above, the Underwriting Agreement will not require the payment of any registration charge or stamp or similar tax imposed by any governmental authority of the Cayman Islands.

                                    ANNEX III



                                                                   July __, 2003

BEAR, STEARNS & CO. INC.
UBS Securities LLC
A.G. Edwards & Sons, Inc.
Keefe, Bruyette & Woods, Inc.
Putnam Lovell NBF Securities Inc.
  as Representatives of the
  several Underwriters named in
  Schedule I attached to the
  Underwriting Agreement
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York  10179

Attention: Equity Capital Markets

          Scottish Annuity & Life Holdings, Ltd. Lock-Up Agreement

Ladies and Gentlemen:

     This letter agreement (this "Agreement") relates to the proposed public offering (the "Offering") by Scottish Annuity & Life Holdings, Ltd., an exempted company limited by shares organized and existing under the laws of the Cayman Islands (the "Company"), of 7,000,000 shares of its ordinary shares, US$0.01 par value (the "Ordinary Shares").

     In order to induce you and the other underwriters for which you act as representatives (the "Underwriters") to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc. ("Bear Stearns") and UBS Securities LLC ("UBS"), during the period from the date hereof until ninety (90) days from the date of the final prospectus for the Offering (the "Lock-Up Period"), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), (b) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or (c) will not otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein "Relevant Security" means any common stock or other security of the Company or any subsidiary that is convertible into, or exercisable or exchangeable for common stock or equity securities or that holds the right to acquire any common stock or equity securities of the Company or any subsidiary or any other such Relevant Security, except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement.

     The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without the prior written consent of Bear Stearns and UBS, during the Lock-Up Period the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

                            [signature page follows]

     This letter agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.



                                            Very truly yours,


                                            By:
                                               ---------------------------------

                                            Print Name:
                                                       -------------------------